                                                                     EXHIBIT 4.1


                     NUMBER                                                                                           SHARES
                   _____________                                                                                   _____________
                   |            |                                                                                  |            |
                   |            |                                                                                  |            |
                   |            |                                                                                  |            |
                   |____________|                                                                                  |____________|


                                                              [LOGO]


                                                     APPLIED FILMS CORPORATION

                                      INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO                  CUSIP 038197 10 9
                                                                                                               SEE REVERSE
                                                                                                         FOR CERTAIN DEFINITIONS


        THIS CERTIFIES THAT


        Is The Owner of


                               FULLY PAID AND NON-ASSESSABLE SHARES OF NO PAR VALUE COMMON STOCK OF

                                                     APPLIED FILMS CORPORATION

        transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid unless countersigned by the Transfer Agent and registered by the
        Registrar.

                Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


        Dated:

                                        [APPLIED FILMS CORPORATION CORPORATE SEAL COLORADO]


                        John S. Chapin, Secretary                         Cecil Van Alsburg, President


                                                   COUNTERSIGNED AND REGISTERED:
                                            AMERICAN SECURITIES TRANSFER & TRUST, INC.
                                                           P.O. BOX 1596
                                                      DENVER, COLORADO  80201

                                          By:____________________________________________
                                          TRANSFER AGENT & REGISTRAR AUTHORIZED SIGNATURE



                                                     APPLIED FILMS CORPORATION


        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS,
RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, THE DESIGNATIONS, RELATIVE
RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES OF SHARES SO FAR AS THE SAME HAVE BEEN PRESCRIBED AND THE AUTHORITY OF THE BOARD
TO DESIGNATE AND PRESCRIBE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES.


        The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM     -as tenants in common                              UNIF GIFT MIN ACT-................Custodian..............
        TEN ENT     -as tenants by the entireties                                             (Cust)                 (Minor)
        JT TEN      -as joint tenants with right of                                 under Uniform Gifts to Minors
                     survivorship and not as tenants                                Act..........................
                     in common                                                                   (State)

                              Additional abbreviations may also be used though not in the above list.
____________________________________________________________________________________________________________________________________

For Value Received, _________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________________
|                                            |
|____________________________________________|

____________________________________________________________________________________________________________________________________
                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________  Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated   ______________________

                        _____________________________________________________________________________________________________
                        NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF
                                 THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

______________________________________________________


The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and
Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.